UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Intricon Corporation
(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! INTRICON CORPORATION 2021 Annual Meeting May 4, 2021 9:00 AM CDT. Vote over the Internet by May 3, 2021 11:59 PM EDT.

INTRICON CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717
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This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2021.

You invested in INTRICON CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Combined 2020 Annual Report to Shareholders and Notice and Proxy Statement for the 2021 Annual Meeting of Shareholders online at www.proxyvote.com OR you can receive a free paper copy of voting materials by requesting prior to April 20, 2021. If you would like to request a copy of the voting materials, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

To view the voting materials and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and access voting materials without entering a control	Vote Virtually at the Meeting* May 4, 2021 9:00 AM CDT
number	Virtually at: www.virtualshareholdermeeting.com/IIN2021

*You will need to have your 16-digit control number available.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. We encourage you to access

and review the proxy materials before you cast your vote. Please follow the instructions on the reverse side to access the proxy materials and to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors
Nominees:
01) Nicholas A. Giordano	For
02) Raymond O. Huggenberger
2. An advisory vote to approve executive compensation, as described in the Proxy Statement, referred to as “say-on-pay.”	For

3.   To approve an amendment to Intricon Corporation’s Amended and Restated 2015 Equity Incentive Plan to, among other matters, increase the number of shares of common stock authorized for issuance under that plan by 500,000 shares, as more fully described in the Proxy Statement.

For
4. To ratify the appointment of Deloitte & Touche LLP as Intricon Corporation’s independent registered public accounting firm for fiscal year 2021.	For
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D35420-P48590